SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2005

                         TECHNOL FUEL CONDITIONERS, INC.

               (Exact Name of Registrant as Specified in Charter)


         Colorado                                              22-3084979
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)          Identification Number)


                               2800 Griffin Drive
                          Bowling Green, Kentucky 42101
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (954) 489-1210


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              1 Main street, Ste. 405, Eatontown, New Jersey 07724
          (Former Name or Former Address, if Changed Since Last Report)


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                           FORWARD-LOOKING STATEMENTS

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES, "EXPECTS, " "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY'S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY'S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: BUSINESS (OR SYSTEMATIC) RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, UNSYSTEMATIC RISK, AND POLITICAL RISK. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS

      See Item 5.01(A) of this Form 8-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

(A)   ACQUISITION TRANSACTION WITH ALLIED SYNDICATIONS, INC.

      Pursuant to an Agreement and Plan of Acquisition dated as of April 10, 2005 (the "Acquisition Agreement"), by and among Technol Fuel Conditioners, Inc. (the "Registrant" or the "Company") and Allied Syndications, Inc., a Texas corporation ("Allied "), Company acquired Allied as a partially owned operating subsidiary of the Registrant (the "Acquisition") pursuant to an Agreement and Plan of Acquisition between the Company and Allied. The Acquisition was dated April 10, 2005 and will be effective upon filing of the Articles of Share Acquisition in Colorado and Texas. Allied will become a wholly owned subsidiary of Registrant pursuant to the Acquistion and the completion of the "second step" of the Acquisition pertaining to the noncontrol blocks of Allied. A copy of the press release dated June 15, 2005 announcing the completion of the Acquisition is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

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      Immediately prior to the effective time of the Acquisition, Allied had outstanding 7,616,745 shares of its common stock ("Allied Common Stock"). In accordance with the Agreement and Plan of Acquisition, each share of Allied Common Stock automatically converted into and is exchangeable for one (1) share or more shares of the Registrant's newly-designated Series A Convertible Preferred Stock (the "TFC Series A"). Each share of TFC Series A is convertible into 1,000 shares of the Registrant's post reverse split common stock (assuming a 10 for 1 reverse stock split). A more complete description of the terms, rights and preferences of the TFC Series A is set forth in this Form 8-K under the heading "Description of Capital Stock" in Item 5. Accordingly, on a fully-diluted basis, after giving effect to the Acquisition and the reverse split, the Registrant has or will, have approximately Fifty Five Million (55,000,000) shares of common stock outstanding. On all matters submitted to the holders of the Registrant's common stock, the holders of the TFC Series A stock are entitled to such number of votes as is equal to the number of the Registrant's common shares issuable upon conversion of such preferred stock. Accordingly, certain former Allied stockholders, who now collectively own the currently issued TFC Series A shares, together hold or will hold approximately 95 percent of the Registrant's outstanding voting power. As a condition to the acqusition, the newly elected directors of TFC agreed to sell all of the existing assets and business of Technol Fuel Conditioners, Inc., including all Technol Fuel Conditioners, Inc. (New Jersey) to former management and others in consideration of the assumption of all TFC operational debt and release of all indebtedness related to Technol Fuel Conditioners, Inc. the New Jersey corporation. The total debt of Technol Fuel Conditioners, Inc. (New Jersey) being assumed by the buyers is approximately One Million Two Hundred Sixty Six Thousand Five Hundred and Eight dollars ($1,266,508.00).

      In accordance with the Agreement and Plan of Acquisition, the Registrant's Board of Directors was reconstituted immediately following the effective time of the Acquisition. Specifically, prior to December 31, 2004, the Registrant's Board of Directors consisted of Melvin Hooper and Odette Lichtman. On December 17, 2004 Odette Lichtman resigned, leaving Mr. Hooper as the sole director. Immediately following the Acquisition, in accordance with the Registrant's bylaws and the Colorado Business Corporation Act, Mr. Hooper appointed Richard Underwood, an existing director of Allied as the new Director of the Company and then resigned. Following their appointment, the Registrant's newly-constituted board of directors appointed new officers of the Registrant, as follows: Richard
P. Underwood, President & CEO and Secretary. More complete biographical information concerning each of the Registrant's new officers and directors is set forth in Item 5 of this Form 8-K under the heading "Management."

      The Agreement also requires the filing of amendments to the prior filings of the Company to properly reflect the domicile of the Company as Colorado and not Oregon or New Jersey and certain other adjustments to the prior filings by the Company.

ITEM 8.01 OTHER EVENTS AND REQUIRED FD DISCLOSURE

(B)   CHANGES IN MANAGEMENT

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      As described in Item 1(A) of this Current Report, immediately following the effective time of the Acquisition, the Registrant's board of directors was reconstituted and new officers were appointed. Biographical information for the Registrant's new officers and directors is set forth below.

Name                     Age     Position
----                     ---     --------
Richard P. Underwood     53      President, Chief Executive Officer
                                 Secretary and Director
Steven S. Stengel        32      Sr. Vice President Operations

Scott A. Harris          40      Sr. Vice President Project Funding

      RICHARD P. UNDERWOOD, PRESIDENT AND DIRECTOR

Mr. Underwood has over 28 years of diversified business experience involving not only the operation of successful businesses but also in the start up phases. Mr. Underwood has also worked with numerous partners in the energy industry over the last 19 years. Mr. Underwood brings with him a proven record of accomplishments as an effective leader, demonstrating exceptional sales and marketing skills, while taking a systematic approach toward corporate growth and fiduciary accountability. Mr. Underwood has a proven record of success offering niche opportunities throughout the domestic US energy industry.

Mr. Underwood's background includes business to business activities, in sales, marketing, development and management. His experience includes involvement in the drilling and/or development of over 400 oil and gas wells, totaling over $150 million of investment capital on behalf of investors both nationally and internationally.

Mr. Underwood attended Ottawa University and was a licensed General Contractor in the state of California in the late 1970's. Until January 2005, he served on the Board of Directors for OTR Media, Inc., a mobile outdoor advertising firm, which he founded in 2002. OTR Media was recently sold to a public company. Additionally, Mr. Underwood is the owner/manager of Crude Oil Drilling, Inc.

      STEVE S. STENGELL, SENIOR VICE PRESIDENT OPERATIONS

Mr. Stengell has over 8 years of progressive management experience in the oil and gas industry including operations planning, program syndication, investment banking, investor relations, strategic planning, drilling, exploration and production operations. He has extensive experience in developing and evaluating oil and natural gas developmental programs for individual clients and the NASD Broker Dealer industry as a whole.

Mr. Stengell has actively been involved with the drilling and development of more than 25 geographical areas throughout the domestic U. S. primarily located in the East Texas Basin, Southern Louisiana, Appalachian Basin, and the Gulf Coast Areas.

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In 1995, Mr. Stengell received a Bachelors Degree in Corporate Finance from the
University of Kentucky and more recently a Master of Business Administration
(MBA) from Western Kentucky University. Mr. Stengell has earned the qualified status of (CFMA) Chartered Financial Management Analyst with the American Academy of Financial Management.

Mr. Stengell recently completed the 2004 Executive Management Program at Harvard University sponsored by the IPAA Independent Petroleum Association of America in conjunction with the Harvard Business School of Cambridge, Massachusetts. Instructed by senior professors and faculty from the Harvard Business School, the Executive Management Program is an intensive program designed to enhance the skills of today's oil and gas executive and provide him with proven management techniques specifically tailored to the energy industry. This program only accepts a maximum of 30 oil and gas industry executives annually each of whom must be an owner or manager of his or her company.

      SCOTT A. HARRIS, SENIOR VICE PRESIDENT PROJECT FUNDING

Mr. Harris has a diverse entrepreneurial background with over 15 years of extensive experience in marketing, sales, and all facets of business operations. Mr. Harris has held key management positions in startup and fledgling companies, Mr. Harris played an innovative part in the expansion of two international companies and has owned and operated his own successful businesses. He was an Executive Director with an international company that was ranked #1 in INC 500 Magazine as the fastest growing privately held company in America. He managed and developed a sales force in the USA, Mexico and Taiwan, producing millions of dollars in annual sales of products and services. With another international company, Mr. Harris built a sales organization from zero to nearly 20,000 distributors in less than a year resulting in over $4.5 million in sales.

Mr. Harris also has a strong background in the staffing industry where he has developed, trained, and managed teams for sales, customer service and recruiting. Over the last few years, Scott has built a niche for himself as a business consultant for small to medium-sized companies and secured contracts with industry partners to offer essential products and services for his clients at the most competitive prices.

As Senior Vice President, Scott's experience and contribution has been critical in the successful capitalization of Allied Energy Group (AEG). Mr. Harris plays a key role in developing strategic business relationships for the company and ensuring a clear channel of communication from field operations to AEG's shareholders and investor partners. Scott attended Murray State University in Murray, KY where he received a Bachelor's degree in Agriculture Science. Prior to college, Mr. Harris was a proud member of the U.S. Marine Corps specializing in supply and warehouse management.

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(C)   EMPLOYMENT AGREEMENTS WITH EXECUTIVES

RICHARD P. UNDERWOOD

      Mr. Underwood's employment agreement with Allied was governed by an employment agreement dated October 1, 2004, which will be assigned to and assumed by the Registrant. The agreement is an "at will" agreement with an annual base salary of $260,000, which amount, may, from time to time be adjusted by the Company. Mr. Underwood is also eligible to receive bonus payments to be established from time to time.

(D)   DESCRIPTION OF BUSINESS OF ALLIED SYNDICATIONS, INC.

      Upon completion of the Acquisition, the Registrant has agreed to sell its existing operations relating to its historical business to former management and certain other buyers of the historical business. The Registrant has adopted the business plan of Allied, which is now a partially-owned subsidiary of the Registrant and is expected to become a wholly-owned subsidiary of the Registrant. Set forth below in this section entitled "Description of Business of Allied Syndications, Inc." is a summary of Allied's business plan, including a description of its product candidates. References to the terms "we", "our" and "us" refer to Allied Syndications, Inc.

OVERVIEW OF ALLIED SYNDICATIONS, INC.

      Allied Syndications, Inc., a Texas corporation (the "Company") is an early-stage company and has its principle office at 2800 Griffin Drive, Bowling Green, Kentucky 42101. The Company is primarily focused on (a) the acquisition of existing oil, gas, and coal producing properties, (b) acquisition of mineral leases with perceived commercial potential; (c) development of existing oil, gas, and coal producing and non-producing properties under leases; (d) implementation of joint ventures with industry partners for exploration and development activities. The Company also derives revenues from revenues received from oil and gas ventures developed as limited partnerships with limited partners in such partnership in each of which we are the general partner.

      We anticipate that, based on our current plans, we may establish a non-traditional energy division that may allow the Company to capitalize on the fledgling markets for alternative energy sources such as (a) fuel cells; (b) alcohol conversion; (c) thermal depolymerization and others as these opportunities present themselves. The Company has not received and does not anticipate receiving any indepedent or third-party review or evaluation of any of these non-traditional energy sources or whether the Company can implement any such plans or if such plans are commercially viable.

      Allied is a small early-stage company with limited financial and managerial resources. We complete with many other larger competitors. Our business and our future plans are primarily the result of the limited studies and evaluations that our management has made.

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      Allied is authorized to issue 10,000,000 shares of common stock, of which
7,616,745 were issued and outstanding as of May 22, 2005. In addition, Allied has certain outstanding stock options which will be exercised or converted on or before the final distribution of Technol Shares pursuant to the Share Acquisition Agreement.

INDUSTRY OVERVIEW

      The oil, gas, and coal exploration and development industry is characterized by many producers many of whom are small to medium-sized operations while others include large integrated exploration, development, and marketing companies. The latter include well-known national and international enterprises with nearly unlimited resources and expertise. In Allied's industry segment, there are many well-established companies that possess significant financial and managerial expertise and significant financial relationships. These established players also tend to have regional relationships and specialized expertise in developing certain types of properties and specialized development based on their regional focus.

      The industry and the types of exploration and development activities that are undertaken, are also influenced by the overall pricing levels for oil, gas, and coal; i.e., so-called "pricing signals." If overall oil, gas, and coal pricing levels increase as a result of rising demand or supply limitations and these elevated pricing levels are sustained and viewed as likely to be sustained for an extended period by market participants, this tends to encourage and result in additional production from marginal and high-cost properties that otherwise would not likely be brought into production. Increased prices also serve to influence supply and distribution channels with the result that research and exploration efforts tend to increase dramatically as research expenditures expand and exploration efforts are extended to bring about increased potential production. In contrast, if the general price levels for oil, gas, and coal decline and this decline is viewed as likely to be sustained over a prolonged period, higher cost and marginal producers tend to cut back as these "pricing signals" tend to discourage production and further exploration.

      Some industry participants are focused solely on exploration activities while others focus on development. Still other participants will conduct exploration, development, and (oil) refining as well.

      The structure of the industry continues to change as competitive conditions and the industry structure evolves to meet changing supply and demand relationships. Since Allied is an early-stage company with limited managerial and financial resources, we anticipate that our business and financial performance will continue to be influenced by many factors and variables beyond our control.

ALLIED SYNDICATIONS, INC. FINANCING TRANSACTIONS AND AVAILABLE CAPITAL

      Allied Syndications, Inc. (the "Company" or "we") was founded and initially financed by its current shareholders. During 2003 and 2004, we completed two rounds of financing, on a private placement basis, that resulted in the issuance of an aggregate of 1,720,495 shares of the Company's common stock with aggregate gross proceeds of approximately $5,295,334.

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      We are looking to continue to expand and grow and we seek to raise significant additional capital through the offering and sale of the Company's securities. While there can be no guarantee that we will be successful in these efforts, our success will depend, to a large extent, on our ability to demonstrate that our management and business plan can attract additional financing. The cost and the amount of dilution that we may incur, if we are successful, can not be predicted and there is no guarantee that we will obtain or receive additional capital on terms that are reasonable in light of our current circumstances.

LEGAL PROCEEDINGS

      We are not subject to any pending legal proceeding, nor are we aware of any threatened claims against us.

PROPERTIES

      Allied utilizes offices of approximately 11,000 square feet which we rent in Bowling Green, Kentucky with monthly rental payments of $10,000 per month under a lease that expires on June 5, 2006 with the right to extend the lease on a month-to-month basis thereafter. The lease of the offices is pursuant to a lease agreement that Allied has with a corporation owned by Richard P. Underwood. While Allied believes that the sub-lease agreement between Allied and the sub-lessor was fair and upon the same terms as Allied would receive with an indepedent third party, there can be no guarantee that Allied received the same or identical terms in this transaction. Allied does not own any real property. We believe that our existing facilities are adequate to meet our needs for the foreseeable future and that we will not need addtional office and development space in order to effect our business plan.

EMPLOYEES

      Allied currently employs approximately 38 persons on a full time basis, all of whom are based at our Bowling Green offices. We believe that the relationships with our employees are satisfactory.

(E)   RISK FACTORS

      IN GENERAL. The purchase of shares of the Registrant's common stock is very speculative and involves a very high degree of risk. The Registrant's business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which the Registrant will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, Investors should also consider the following factors Since an investment in the Registrant is suitable only for the persons who can afford the loss of their entire investment. Accordingly, investors should carefully consider the following risk factors, as well as other information set forth herein, in making an investment decision with respect to securities of the Registrant.

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1)    THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

      The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

            o     the announcement of new technologies by us or our competitors;
            o developments concerning our property rights and regulatory approvals;
            o quarterly variations in our and our competitors' results of operations;
            o changes in earnings estimates or recommendations by securities analysts;
            o     developments in our industry; and
            o general market conditions and other factors, including factors unrelated to our own operating performance.
            o environmental exposure, laws, rules and regulations which may change.
            o     tax incentives and other changes in the tax code.

      Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2) BECAUSE ALLIED BECAME PUBLIC BY MEANS OF A REVERSE ACQUISITION, WE MAY NOT BE ABLE TO ATTRACT THE ATTENTION OF MAJOR BROKERAGE FIRMS.

      Additional risks may exist since we became public through a "reverse Acquisition." Security analysts of major brokerage firms may not cover us since there is no incentive to brokerage firms to recommend the purchase of our common stock. Unlike companies that become a "public company" by way of filing a registration statement to register shares of their common stock in a traditional public offering, we have little if any public disclosure regarding our company and our business. As a result, the market may have only a limited interest in our company and in our futuire prospects. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future or that our common stock will generate any broad market interest in our company. For these and other reasons, there may only be a limited and sporadic market for our common stock and if any market does develop, there is no guarantee that any such market will be sustained.

3)    TRADING OF OUR COMMON STOCK IS LIMITED.

      Trading of our common stock is currently conducted on the Pink Sheet Quotation Sercice. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. Further, since our common stock is traded only in the "pink sheets" there will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in

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any significant quantities. This too will sharply limit interest by individual and institutional investors.

4) BECAUSE IT IS A "PENNY STOCK," IT WILL BE MORE DIFFICULT FOR YOU TO SELL SHARES OF OUR COMMON STOCK.

      In addition, our common stock is a "penny stock." Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the SEC. This document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market.

      In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

      Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules. In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale. Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

      Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

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      Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements.

      Since a broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser's written agreement to the purchase. The penny stock rules may make it difficult for you to sell your shares of our stock. Because of the rules, there is less trading in penny stocks. Also, many brokers choose not to participate in penny-stock transactions. Accordingly, you may not always be able to resell shares of our common stock publicly at times and prices that you feel are appropriate.

5) THERE MAY BE A SIGNIFICANT NUMBER OF SHARES OF OUR COMMON STOCK ELIGIBLE FOR SALE, WHICH COULD DEPRESS THE MARKET PRICE OF OUR STOCK.

      Some or all of our shares may be offered from time to time in the open market pursuant to Rule 144, and these sales may have a depressive effect on the market for our common stock. In general, a person who has held restricted shares for a period of one year may, upon filing with the SEC a notification on Form 144, sell into the market common stock in an amount equal to the greater of 1 percent of the outstanding shares or the average weekly number of shares sold in the last four weeks prior to such sale. Such sales may be repeated once each three months, and any of the restricted shares may be sold by a non-affiliate after they have been held two years.

RISKS RELATED TO OUR NEW BUSINESS
----------------------------------

6) WE CURRENTLY HAVE LIMITED OIL AND GAS REVENUES AND WILL NEED TO RAISE ADDITIONAL CAPITAL TO OPERATE OUR BUSINESS.

      To date, we have limited oil and gas revenues. We have generated the bulk of our current income from Private Placements we have offered and sold over the past 18 months relating to our oil and gas properties and our common stock. We will continue to prepare private offerings for the prospects we believe merit development. Therefore, for the foreseeable future, we will have to fund all of our operations and capital expenditures from cash on hand, farmouts, third party agreements and/or private placements. We will need additional financing which may not be available on favorable terms, if at all. However, changes may occur that would consume our existing capital prior to that time, including the progress of our research and development efforts, changes in governmental regulation and acquisitions of additional product candidates. If we are unable to raise additional funds in the future on acceptable terms, or at all, we may be unable to complete planned developments or obtain sufficient funds to complete existing properties we have already begun to explore and drill. In addition, we could be forced to discontinue development of our existing properties, reduce or forego other properties and forego attractive business opportunities. Any additional sources of financing will likely involve the sale of our equity securities, which will have a dilutive effect on our stockholders.

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7)    TECHNOL FUEL CONDITIONERS, INC. IS NOT CURRENTLY PROFITABLE AND MAY NEVER
BECOME PROFITABLE.

We have a history of losses in Technol Fuel Conditioners. We may experience substantial losses and negative operating cash flow for the foreseeable future, and we may never achieve or maintain profitability as a public company. Even if we succeed in developing and commercializing one or more of our properties, we could incur substantial losses for the foreseeable future and may never become profitable. We also expect to continue to incur significant operating and capital expenditures and anticipate that our expenses will increase substantially in the foreseeable future as we:

            o continue to undertake development of our current and new prospects;
            o     seek regulatory approvals for our prospects where required;
            o     implement additional internal systems and infrastructure; and
            o     hire additional personnel.

We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures. As a result, we will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our stock.

8)    WE HAVE A LIMITED OPERATING HISTORY UPON WHICH TO BASE AN INVESTMENT
DECISION.

      Allied is an early-stage company that was founded in 2003. To date, we have not demonstrated an ability to perform the functions necessary for the successful commercialization of our oil and gas properties. The successful commercialization of our properties will require us to perform a variety of functions, including:

            o     continuing to undertake development and testing;
            o participating in regulatory approval processes where required;
            o formulating new technologies for innovative approaches to the oil and gas industry; and
            o finding suitable prospects at reasonable prices in the current oil and gas marketplace.

      Our operations have been limited to organizing and staffing our company, acquiring, developing and securing our proprietary technology and undertaking, through third parties, testing of our principal product candidates. These operations provide a limited basis for you to assess our ability to commercialize our product candidates and the advisability of investing in our securities.

9) THE OIL AND GAS DRILLING AND PROPERTY DEVELOPMENT ARE VERY EXPENSIVE, TIME-CONSUMING AND DIFFICULT TO IMPLEMENT SUCCESSFULLY.

      In order to achive success, we must find suitable oil and gas prospects in a highly competitive market that we can aquire with limited resources. This is an expensive and time consuming process. Failure can occur at any stage of process, and we could encounter problems that cause us to abandon or repeat the analysis if we are either unable to complete the acquiistion or the information proves the prospect to be unworthy. The commencement and completion of such analysis and testing may be delayed by several factors, including:

            o     unforeseen safety issues;
            o     determination of equipment and personnel issues;
            o     lack of efficacy of prospect after thorough analysis;
            o     slower than expected completion and results; and
            o inability to compete the process by virtue of weather, equipment, personnel.
            o litigation or other possible legal interference with the company, the property or the revenue.

10) OUR DEVELOPMENT PROGRAMS DEPENDS UPON THIRD-PARTY SPECIALISTS WHO ARE OUTSIDE OUR CONTROL.

      We depend upon independent specialists, to conduct our analysis of the geographic, engineering and analysis of our proposed prospects and properties under agreements with us. These collaborators are not our employees and we cannot control the amount or timing of resources that they devote to our programs. These collaborators may not assign as great a priority to our programs or pursue them as diligently as we would if we were undertaking such programs ourselves. If outside collaborators fail to devote sufficient time and resources to our prospects, or if their performance is substandard, flawed or the results simply do not meet expectations, our limited financial resources will be severly strained. These collaborators may also have relationships with other commercial entities, some of whom may compete with us who have significantly greater resources and likely have longer relationships with our specialists. If our collaborators assist our competitors at our expense, our competitive position would be harmed.

11)   WE MAY NOT SUCCESSFULLY MANAGE OUR GROWTH.

      Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and on our administrative, operational and financial resources. To manage this growth, we must expand our facilities, augment our operational, financial and management systems and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed.

12) WE MAY INCUR SUBSTANTIAL LIABILITIES AND MAY BE REQUIRED TO LIMIT COMMERCIALIZATION OF OUR PRODUCTS IN RESPONSE TO LIABILITY LAWSUITS.

      Oil and Gas propeties and their development are inherantly risk generating. The potential liabilities we could incur relate to personal and property liability issues and could be potentially fatal to the Company if we did not have sufficient insurance to cover the exposure in any case or series of cases. If we cannot successfully defend ourselves against liability claims, we may incur substantial liabilities or be required to limit our future activities.

13) WE RELY ON KEY EXECUTIVE OFFICERS AND TECHNOLOGICAL ADVISORS, AND THEIR KNOWLEDGE OF OUR BUSINESS AND TECHNICAL EXPERTISE WOULD BE DIFFICULT TO REPLACE.

      We are highly dependent on our principal techological, regulatory and key officers. We do not have "key person" life insurance policies for any of our officers. The loss of the technical knowledge and management and industry expertise of any of our key personnel could result in delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect our operating results. There can be no guarantee that we will ever obtain any "key person" life insurance for any of our officers in the future.

14) IF WE ARE UNABLE TO HIRE ADDITIONAL QUALIFIED PERSONNEL, OUR ABILITY TO GROW OUR BUSINESS MAY BE HARMED.

      We will need to hire additional qualified personnel with expertise in testing, research and testing, government regulation, formulation and manufacturing and sales and marketing. We compete for qualified individuals with numerous energy companies, universities and other institutions. Competition for such individuals is intense and we cannot be certain that our search for such personnel will be successful. Attracting and retaining qualified personnel will be critical to our success.

15)   LACK OF INDEPEDENT EVALUATION OF BUSINESS PLAN

      Allied has not obtained any independent or third party professional evaluation of its business plan and we do not anticipate obtaining any independent evaluation of our business plan in the near future. As a result, all of our plans and strategies will be entirely dependent upon the evaluation of our existing management.

16)   LIMITED FINANCIAL RESOURCES

      We are a small early-stage company and we have limited financial resources. While we believe that we have some significant growth opportunities, our ability to grow will likely be constrained by our limited financial resources.

17)   OPERATING LOSSES & LACK OF OPERATING HISTORY

      Allied Syndications, Inc. has had a limited operating history. Since the Company's inception, we have incurred significant and continuing operating losses. While we believe that our business plan, if successfully implemented, may hold the promise of achieving profitability, our lack of a substantial operating history provides only a limited basis to forecast anticipated revenues and expenses. As a result, we will likely incur additional losses in the future. There is no assurance that our operations will be successful or that we will become profitable in the future.

18)   UNCERTAINTIES & LIMITED REVENUES.

      Allied has expended substantial resources to develop and implement our business strategy. There can be no assurance, however, that we will not need to continue to make further investments or that we will become successful in generating and sustaining revenues with any profitability in the near future.

19) CURRENT FINANCIAL STRUCTURE, MINIMAL EQUITY, LIMITED WORKING CAPITAL & NEED FOR ADDITIONAL FINANCING.

      We have only limited Shareholder Equity and only limited working capital. The Company also has had significant short-term and long-term liabilities outstanding which have been substantially reduced by the sale of the assets of the old business enterprise. While our management believes that our new financial policies have been prudent, our substantial reliance on these policies may impose significant financial risks on our Company to meet operating, development, and marketing goals. There can be no assurance that the Company will be successful in continuing to meet its cash requirements from existing operations, or in raising a sufficient amount of additional capital or if we are successful, that we will be able to achieve our objectives on reasonable terms in light of our current circumstances.

20)   SUBORDINATE TO EXISTING AND FUTURE DEBT AND PREFERRED STOCK.

      All of our Common Stock is subordinate to the claims of the Company's existing and future creditors and any preferred stock that we may issue in the future. Since the Company has only limited equity and limited liquidity, the Company may face significant cash shortages from time to time and this creates financial risks that may directly and adversely impact the value of our Common Stock.

21)   CONCENTRATION & LACK OF DIVERSIFICATION.

      Our business is primarily focused on the oil, gas, and, to a limited extent, certain coal producing properties. While we believe that our strategy is comprehensive and that the our plans hold a strong potential for success, in the event that we are not able to attract additional capital at a reasonable cost basis and otherwise successfully implement our plans, any investor who acquires our Common Stock will lose all or substantially all of their investment.

22)   CONTROL.

      The Company's existing Officers, Directors, hold the power to vote an aggregate equivalent of 3,499,800 post reverse shares of the Company's Common Stock plus voting control of an additional 25,000,200 shares on a fully diluted post reverse split basis. On this basis, the Company's management, through Richard Underwood, can effectively control the Company.

23)   COMPETITION

      The Company faces intense competition from various other independent oil and gas producers that are well-established in the marketplace. Each of these competitors will likely continue to maintain a strong position in the overall market. In addition, most of our competitors have substantially greater financial and managerial resources than the Company.

24)   GENERAL RISKS OF INVESTING IN EARLY-STAGE BUSINESS.

      The Company is an early-stage company and while management believes that it can successfully implement the Company's business plan, the Company's plan of operation is subject to ever-changing regulatory and oil and gas market price level uncertainties, technology trends, and other variables beyond the its control. For these and other reasons, the purchase of the Company's Common Shares should only be made by persons who can afford to lose their entire investment.

25)   CONFLICT OF INTEREST.

      The Company and officers and directors may enter into agreements with the Company from time to time which may not be equivalent to similar transactions entered into with an independent third party. In particular, the real property lease that Allied has on its offices in Bowling Green, Kentucky is a transaction between and a company controlled by Richard P. Underwood, a corporate officer, director, and principal stockholder of the Company. This transaction involves a conflict of interest. A conflict of interest arises whenever a person has an interest on both sides of a transaction. While the Company believes the the real property lease was undertaken on reasonable and on terms that are likely no different than those the Company would otherwise obtain from an independent third party and the Company believes that it will take prudent steps to ensure that all transactions between the Company and any officer or director is fair, reasonable, and no more than the amount it would otherwise pay to a third party in an "arms-length" transaction, there can be no assurance that any transaction will meet these requirements in every instance.

(F)   DESCRIPTION OF CAPITAL STOCK

      As discussed in Item 1(A), above, in order to facilitate the Acquisition, the Registrant created a new class of preferred stock, designated as Series A Convertible Preferred Stock. A description of the terms of the Series A Convertible Preferred Stock is set forth below.

      TFC SERIES A CONVERTIBLE PREFERRED STOCK

      In accordance with its Articles of Incorporation and to properly effect the acquisition of Allied Syndications, Inc., Technol Fuel Conditioners, Inc., a Colorado corporation ("TFC") filed a Certificate of Designation for a newly-designated Series A Preferred Stock designated as Series A Convertible Preferred Stock (the "TFC Series A").

      The TFC Series A shares are superior to TFC's common stock and each TFC Series A share has one vote on all matters submitted to the holders of common stock for each share of common stock which such preferred stock, as if it were converted into common stock, would be voted on an as-converted basis as of the date of such vote. No amendment to the preferences or rights of the TFC Series A shares may be made without the affirmative vote of the holders of at least a majority of outstanding shares of such class. Each TFC Series A share is convertible into 1,000 post reverse split shares of TFC's common stock at any time at the option of the holder, subject to adjustments for stock splits, recapitalizations.

      The TFC Series A shares have a liquidation preference equal to $2 per share on a post split basis. In the event of any liquidation, dissolution or winding up of the Company, holders of the TFC Series A shares will be entitled to a one-time liquidation preference before any distribution is made to common stockholders in an amount equal to $2.00 per share. The TFC Series A shares shall automatically convert upon the effective date of any Registration Statement covering the resale under the Securities Act of the common shares issuable upon conversion of the TFC Series A shares.

      Holders of TFC Series A shares are not entitled to any dividends. As long as there is any Preferred Stock outstanding, no dividends may be declared on our common stock without the consent of the holders of a majority of the Preferred Stock. TFC is also obligated to reserve shares of its common stock for issuance upon conversion of the TFC Series A shares into TFC common stock. Holders of the TFC Series A shares have no pre-emptive rights or other similar privileges.

      The Certificate of Designation for the TFC Series A shares attached to this Form 8-K as Exhibit 4.1, and incorporated by reference herein, contains a complete description of the rights, terms and preferences of the TFC Series A shares.

(G)   REINCORPORATION

      The Registrant intends to call a special meeting of shareholders as soon as practicable for the purpose of considering reincorporating under the laws of the State of Florida. If approved, it is expected that such reincorporation would be effected by merging the Registrant with and into its newly created subsidiary, Allied Energy Group, Inc., a Florida corporation. In connection with such reincorporation the surviving Company would be called Allied Energy Group, Inc.

(H)   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information known to the Registrant with respect to the beneficial ownership of each class of the Registrant's capital stock as of June 13, 2005 for (1) each person known by the Registrant to beneficially own more than 5% of each class of the Registrant's voting securities, (2) each executive officer, (3) each of the Registrant's directors and (4) all of the Registrant's executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right.

Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The table also presents the number of votes each person is entitled to cast at the Annual Meeting. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 2800 Griffin Drive Bowling Green, Kentucky 42101

                                           COMMON STOCK                  SERIES A PREFERRED                VOTING POWER
                                 ---------------------------------  ----------------------------  -----------------------------
        NAME                           NUMBER             PCT.           NUMBER            PCT.     NUMBER           PCT.
--------------------             ------------------  -------------  ------------------   -------  ----------  -----------------
                                                                      Percentage of
                                                                       Outstanding
                                                                    Securities of TFC
                                                       Number of          Owned
                                                     Common Shares       Following
                      Shares of    Percentage of     of TFC to be     Completion of
                       Allied      Securities of      Issued Post    the Acquisition
        Name            Held     Allied Outstanding     Reverse       Fully Diluted
        ----            ----     ------------------     -------       -------------
Richard P. Underwood
 (Director and
 Officer)               700,000           9.19%        3,499,800        3,499,800                  3,499,800

Technol Acquisition
 Corp., Inc.          5,000,000          65.65%       25,000,200       25,000,200

Directors and
 Officers as a Group
 (4 persons)          5,700,000          74.84%       28,500,000       28,500,000                 28,500,000

                      5,700,000          74.84%       28,500,000       28,500,000                 28,500,000

(1) The share amounts and percentages shown for the shares owned and held by Richard P. Underwood, the Company's President and Chief Executive Officer, do not include the shares held by Technol Acquisition Corp., a Florida corporation for which Mr. Underwood is an officer, director, and shareholder. Mr. Underwood owns certain shares of the common stock of Technol Acquisition Corp. and holds an irrevocable proxy for all of the remaining shares of the common stock of Technol Acquisition Corp. not owned by him. The irrevocable proxy terminates on June 15, 2010.

(2) In addition to the share control shown in footnote (1) above, Richard P. Underwood has received commitments for the Proxy rights to shares issuable upon the conversion of certain debts and stock options from Allied and Technol related parties which will, when and if issued, total approximately an additional 7.5 million shares.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired. The financial statements of Allied Inc. and will be filed by amendment to this Current Report on Form 8-K on or before August 15, 2005.

        (b) Pro forma financial statements will be filed by amendment to this Current Report on or before August 15, 2005.

        (c)    Exhibits.

                  2.1 Agreement and Plan of Acquisition by and among the Registrant and Allied dated April 20, 2005

                  4.1 Certificate of Designation of Series A Convertible Preferred Stock.

                  99.1     Press Release dated June 15, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TECHNOL FUEL CONDITIONERS, INC.

Date: June 28, 2005                By:  /s/ Richard P. Underwood
                                        -----------------------------------
                                        Richard P. Underwood
                                        President and Chief Executive Officer















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